UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2008 (April 18, 2008)

JOURNAL REGISTER COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12955	22-3498615
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

790 Township Line Road, Yardley, Pennsylvania		19067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 504-4200

Not Applicable (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03        Material Modifications to Rights of Security Holders.

On April 18, 2008, Journal Register Company (the “Company”), entered into an amendment (the “Rights Agreement Amendment”) to its Rights Agreement, dated as of July 17, 2001, between the Company and The Bank of New York (the “Rights Agreement”). The Rights Agreement Amendment increases the beneficial ownership threshold required to trigger rights under the Rights Agreement from a 15% ownership interest to a 30% ownership interest. The foregoing description of the Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement Amendment, a copy of which is filed herewith as Exhibit 4.1 and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

4.1	First Amendment to Rights Agreement, dated April 18, 2008 between Journal Register Company and The Bank of New York, as rights agent, filed as Exhibit 1.1 to the Registration Statement on Form 8-A/A of Journal Register Company, dated April 22, 2008 and incorporated herein by reference.

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOURNAL REGISTER COMPANY
(Registrant)

Date: April 22, 2008		/s/ Edward J. Yocum
	By:	Edward J. Yocum
	Title:	Senior Vice President, General
Counsel & Corporate Secretary

Exhibit Index

Exhibit Description

4.1         First Amendment to Rights Agreement, dated April 18, 2008 between Journal Register Company and The Bank of New York, as rights agent, filed as Exhibit 1.1 to the Registration Statement on Form 8-A/A of Journal Register Company, dated April 22, 2008 and incorporated herein by reference.